Annual Fund Operating Expenses - Matrix Advisors Dividend Fund	Oct. 31, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	October 31, 2026
Matrix Advisors Dividend Fund Class
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.39%
Expenses (as a percentage of Assets)	0.99%
Fee Waiver or Reimbursement	(0.09%)
Net Expenses (as a percentage of Assets)	0.90%	[1]

[1]	Matrix Asset Advisors, Inc. (the “Advisor”), the Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) do not exceed 0.90% of the Fund’s average daily net assets. The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund’s expense ratio to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment. The expense cap/reimbursement agreement will continue in effect until at least October 31, 2026, and may be terminated at any time, and without payment or penalty, by the Fund’s Board of Trustees (the “Board”) upon 60 days’ written notice to the Advisor. The agreement may not be terminated by the Advisor without the consent of the Board. Currently, the Advisor has agreed not to seek recoupment of such management fee waivers and/or expense reimbursements.